United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-8977

GE Private Asset Management Funds, Inc.
(Exact name of registrant as specified in charter)

GE Financial Trust Company, 3200 North Central Ave., 6th Floor, Dept. 612, Phoenix, AZ 85012
(Address of principal executive offices)  (Zip code)

Regina M. Fink, 16501 Ventura Blvd., Ste 201, Encino, CA 91436
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 957-9700

Date of fiscal year end:  9/30

Date of reporting period: 03/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semiannual Report

GE CONTRA FUND

SEMI-ANNUAL REPORT | MARCH 31, 2006

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

WHAT’S INSIDE

Letter from the President	1

Fund at a Glance	4

Fund Expenses	5

Schedule of Investments	7

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

LETTER FROM THE PRESIDENT

May 30, 2006
Dear Shareholder,

Following is the semi-annual report for the GE Contra Fund (“Fund” or “Contra Fund”) for the six months ending March 31, 2006. This letter reviews the objective and strategy of the Fund, what we believe to be the period’s prevailing economic and market conditions, and the Fund’s performance over the last fiscal year. We hope you find this report to be useful and informative.

Contra Fund Objective and Strategy

The Contra Fund seeks to provide protection against declines in the value of certain equity assets managed by GE Private Asset Management, Inc. (“GEPAM”) for its private clients. GEPAM also acts as investment adviser to the Contra Fund. GEPAM analyzes various mutual funds and direct securities held by certain clients and performs a statistical analysis of the characteristics of these securities at an individual security and/or portfolio level.

Based on these analyses, GEPAM determines a composite portfolio, which it calls the Equity Benchmark, and provides instructions to Credit Suisse Asset Management, LLC (“CSAM”), the Fund’s Sub-Adviser, as to the level and nature of the downside protection—or “contra” holdings—specifically designed to serve as a counterbalance for the Equity Benchmark. CSAM uses a quantitative and qualitative investment process to select investments designed to provide protection against severe declines in the performance of the Equity Benchmark beyond predetermined levels. As a result, the value of your investment in the Fund generally will increase when the value of the Equity Benchmark declines beyond predetermined levels. Conversely, when the value of the Equity Benchmark increases, the value of your investment in the Fund generally will decrease, and may decrease significantly.

Since the Contra Fund is designed to behave contrary to the broad-based stock market, GEPAM uses the Fund in its Actively Managed Protection (“AMP”) service, available to its private clients, by allocating a small portion of the account of each AMP client to the purchase of Contra Fund shares. The Contra Fund is not publicly available, nor is it intended to serve as a complete investment program.

Market Overview

The domestic economy showed resilience in the fourth quarter of 2005, as it had all year. The impact of the worst hurricane season in recorded history seemed to fade away as oil prices declined after their spike immediately following Hurricane Katrina. Consumer confidence rebounded in the fourth quarter and a pick-up in consumer spending improved holiday retail sales. The U.S. economy continued to expand with the GDP fourth quarter consensus estimated at a 3 percent annual growth rate.

Energy costs returned to more normal levels, bringing inflation, as measured by the Consumer Price Index (CPI) down. After ending September with a 4.7 percent year-over-year increase, headline inflation closed the year at 3.4 percent. Core CPI (excluding food and energy) grew at a more modest 2.2 percent for the same time period. Major domestic stock market indices advanced in the fourth quarter ending 2005 with modest, single digit returns.

In the first three months of 2006, with interest rates and stock prices rising, financial markets appeared to confirm a general sentiment that the U.S. economy was expanding and expected to continue expanding, although at a slower pace.

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Taking over as Federal Reserve Chairman in March, Ben Bernanke continued in his predecessor’s footsteps by leading the Federal Open Market Committee in March to raise rates for the 15th consecutive time, bringing the Federal Funds rate to 4.75%, the highest level since 2001. During the first quarter, the yield on the 10-year Treasury bond rose almost half a percent to 4.85%, which is indicative of expectations that higher interest rates are likely to stay and could even increase further, driven by anticipation of continued economic growth and a possible longer term concern about higher inflation.

Even with significant increases in energy and housing prices, changes in the core CPI remain in line with the Fed’s 1% to 2% comfort range, which GEPAM believes to be an indication that the year 2005 level of inflation does not present a threat to economic growth.

The housing market has already shown some signs of slowing. In addition, oil prices in the $70 range have resulted in higher heating and gas bills for the U.S. consumer, thus squeezing discretionary spending. GEPAM believes that in the near future, consumer spending, which accounts for 70% of the American economy, is unlikely to be the main driver of economic growth, although continued employment growth could serve as an underpinning to more modest spending growth even for the debt-burdened American consumer.

Option volatility has remained low during the first quarter of 2006. While such a low volatility environment is not optimal for using put options, as put option strategies are designed to benefit from volatility, periods of low option volatility usually offer the opportunity to buy options at relatively low costs. At some point, option volatility will increase, which should reward investors who have decided to make use of this risk management strategy.

Fund Overview

The decline in the Fund during the six month reporting period can be attributed primarily to the increased value in the equity markets and to the premiums paid for options and is consistent with the objective and design of the Contra Fund.

The strategy implemented for the Fund during the fourth quarter of 2005 and the first quarter of 2006 involved the purchase of put optionsi, both out-of the-money put optionsii on the Russell 2000 Indexiii and S&P 500 Indexiv. If markets were to appreciate, remain unchanged or even decline to a level that was above the strike price, the cost borne would be the premium paid for these securities. Since the overall returns in the market have been positive since September 2005, the Fund experienced negative performance. This decline in value affected that typically small portion of client assets allocated to Fund shares.

It is our expectation that, if the equity markets continue to increase in value as they have over the last fiscal year, the value of the Fund will continue to decline, and may do so significantly. Based on its current structure, we would anticipate that the value of the Fund will only appreciate if the market declines significantly. This performance would be consistent with the Fund’s objective and its role in GEPAM’s Actively Managed Protection service.

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Fund Performance

For the six-month period ended March 31, 2006, the GE Contra Fund returned a negative 88.93%. Over the same period, the S&P 500 Index returned a positive 6.38%. The Fund is designed to increase in value when the broad-based stock market declines in value and decrease in value when the market gains in value. Consequently, the Fund had a negative return for the period as the equity markets appreciated.

Thank you for your investment in GE Contra Fund. We look forward to continuing to serve your investment needs in the future.

Gurinder S. Ahluwalia
President, GE Private Asset Management, Inc.

The views of the Fund’s Adviser are as of the date of this May letter and the Fund holdings described in this document are as of March 31, 2006; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities. In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investment portfolio. These statements are subject to risks, and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund’s Adviser has no obligation to update or revise forward-looking statements.

The information provided in this letter by the Adviser is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Put options are rights to sell shares of a particular stock or index at a predetermined price before a preset deadline, in exchange for a premium.

ii	“Out-of-the-money” put options are those whose predetermined exercise prices are lower than the underlying stock or index’s current market value.

iii
The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

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Fund at a Glance (unaudited)

Investment Breakdown*

March 31, 2006

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and  (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on October 1, 2005, and held for the six months ended March 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual	Beginning	Ending	Annualized	Expenses
	Total	Account	Account	Expense	Paid During
	Return(2)	Value	Value	Ratio(3)	the Period(3)

GE Contra Fund	(88.93)%	$1,000.00	$110.70	1.75%	$4.85

(1)	For the six months ended March 31, 2006.

(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized as it may not be representative of the total return for the year.

(3)
Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio(2)	the Period(2)

GE Contra Fund	5.00%	$1,000.00	$1,016.21	1.75%	$8.80

(1)	For the six months ended March 31, 2006.

(2)
Expenses (net of voluntary waiver) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365.

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Schedule of Investments (unaudited)	March 31, 2006

CONTRACTS	SECURITY	VALUE

PURCHASED OPTIONS — 69.7%
	Russell 2000 Index:
3,100	Put @ 700, Expire 6/06	$ 1,705,000
	S&P 500 Index:
11,500	Put @ 1,225, Expire 6/06	7,360,000
3,100	Put @ 1,250, Expire 6/06	3,069,000

	TOTAL PURCHASED OPTIONS
	(Cost — $10,373,000)	12,134,000

FACE
AMOUNT

SHORT-TERM INVESTMENTS — 30.3%
	U.S. Treasury Bill:
$5,285,000	Due 4/13/06 (Cost — $5,277,500)	5,276,974

	TOTAL INVESTMENTS — 100.0%
	(Cost — $15,650,500*)	17,410,974
	Liabilities in Excess of Other Assets — (0.0%)	(4,987)
	TOTAL NET ASSETS — 100.0%	$ 17,405,987

* Aggregate cost for Federal income tax purposes is $15,650,500.

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)	March 31, 2006

ASSETS:
Investments, at value (Cost — $10,373,000)	$12,134,000
Short-term investments, at value (Cost — $5,277,500)	5,276,974
Cash	15,417
Receivable for Fund shares sold	20,793
Receivable from Adviser	12,619
Prepaid Expenses	26,019
Total Assets	17,485,822
LIABILITIES:
Payable to Trustees	30,193
Payable to other affiliates	12,563
Payable for Fund shares reacquired	5,763
Accrued expenses	31,316
Total Liabilities	79,835
Total Net Assets	$17,405,987
NET ASSETS:
Par value of capital shares	$4,120
Capital paid in excess of par value	302,725,300
Accumulated net investment income	35,253
Accumulated net realized loss from investment transactions and options	(287,119,160)
Net unrealized appreciation on investments and options	1,760,474
Total Net Assets	$17,405,987
Shares Outstanding	4,120,154
Net Asset Value, Per Share	$4.22

See Notes to Financial Statements.

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Statement of Operations (unaudited)	March 31, 2006

For the Six Months Ended March 31, 2006

INVESTMENT INCOME:
Interest		$136,091
EXPENSES:
Management fee	69,322
Administration, accounting services, transfer agency, and shareholder services fee	45,749
Audit and Legal	39,342
Trustees' fees	32,902
Shareholder communications	31,850
Registration fees	13,144
Compliance program fees	7,480
Custody	2,489
Other	3,316
Total Expenses	245,594
Less: Fees waived and expenses reimbursed by Adviser	(144,756)
Net Expenses		100,838
Net Investment Income		35,253
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized Loss From Investment Transactions and Options		(26,815,132)
Net Change in Unrealized Appreciation/Depreciation on Investments and Options		5,466,448
Net Realized and Unrealized Loss on Investments and Options		(21,348,684)
Decrease in Net Assets From Operations		$(21,313,431)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	For the	For the
	Six Months Ended	Year Ended
	March 31, 2006	September 30,
	(unaudited)	2005
OPERATIONS:
Net investment income (loss)	$35,253	$(82,166)
Realized loss	(26,815,132)	(48,776,617)
Net change in unrealized appreciation/depreciation	5,466,448	(263,974)
Decrease in Net Assets From Operations	(21,313,431)	(49,122,757)
FUND SHARE TRANSACTIONS (Note 5):
Proceeds from sale of shares	27,751,018	45,433,503
Cost of shares reacquired	(1,566,848)	(1,613,907)
Increase in Net Assets From Fund Share Transactions	26,184,170	43,819,596
Increase (Decrease) in Net Assets	4,870,739	(5,303,161)
NET ASSETS:
Beginning of period	12,535,248	17,838,409
End of period	$17,405,987	$12,535,248

See Notes to Financial Statements.

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Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

GE CONTRA FUND(1)	2006(3)		2005(2)	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$31.09		$50,000.00	$9,910,000.00	$51,350,000.00	$50,350,000.00	$10,860,000.00
Income (Loss) From Operations:
Net investment income (loss)	0.03		(0.00)	(0.00)*	(120,000.00)	(310,000.00)	(90,000.00)
Reprocessing adjustment	1.33	(6)	— *	—	—	—	—
Net realized and unrealized gain (loss)	(28.23)		(49,968.91)	(9,860,000.00)	(22,710,000.00)	18,240,000.00	39,720,000.00
Total Income (Loss) From Operations	(26.87)		(49,968.91)	(9,860,000.00)	(22,830,000.00)	17,930,000.00	39,630,000.00
Less Distributions From:
Net investment income	—		—	—	—	—	(130,000.00)
Net realized gains	—		—	—	(18,610,000.00)	(16,930,000.00)	(10,000.00)
Total Distributions	—		—	—	(18,610,000.00)	(16,930,000.00)	(140,000.00)
Net Asset Value, End of Period	$4.22		$31.09	$50,000.00	$9,910,000.00	$51,350,000.00	$50,350,000.00
Total Return	(88.93	)%(4)	(99.94)%	(99.50)%	(48.83)%	95.70%	366.57%
Net Assets, End of Period	$17,405,987		$12,535,248	$17,838,409	$86,351,888	$165,882,092	$94,006,979
Ratios to Average Net Assets:
Net Expenses	1.75	%(5)	1.75%	1.75%	1.51%	1.72%	1.71%
Expenses before voluntary expense reimbursement	4.25	%(5)	5.05%	1.85%	1.51%	1.72%	1.71%
Net investment income (loss)	0.61	%(5)	(0.94)%	(0.79)%	(0.79)%	(1.14)%	(0.39)
Portfolio turnover rate	0%		0%	0%	0%	0%	0%

(1)	Per share amounts have been calculated using the monthly average shares method.

(2)
During the year ended September 30, 2005, the Fund effected the following reverse stock splits: (i) October 6, 2004 1 for 100; (ii) June 3, 2005 1 for 10; and (iii) September 12, 2005 1 for 1,000. All historical per share information has been retroactively adjusted to reflect these reverse stock splits.

(3)	For the six months ended March 31, 2006 (unaudited).

(4)	Not annualized.

(5)	Annualized.

(6)	Represents reprocessing adjustment impacting net assets and shares outstanding. Total return based on revised amounts. See Note 2.

*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

The GE Contra Fund (“Fund”), a separate investment fund of the GE Private Asset Management Funds (“Trust”), a Delaware statutory trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks to provide protection against declines in the value of the U.S. equity allocation of certain assets custodied with GE Financial Trust Company. The Fund is available only to certain private advisory clients of GE Private Asset Management, Inc. and represents only a small portion of clients’ overall portfolios.

The following is a summary of the significant accounting policies consistently followed by the Fund and is in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities listed on a U.S. securities exchange (including securities traded through the NASDAQ) or foreign securities exchange or traded in an over-the-counter market will be valued at the most recent sale (or in the case of a NASDAQ quoted security, at the NASDAQ official closing price (NOCP)) as of the time the valuation is made or, in the absence of sales, at the mean between the bid and asked quotations. If there are no such quotations, the value of these securities will be taken to be the highest bid quotation on the exchange or market. Options and futures contracts purchased and held by the Fund are valued at the close of the securities or commodities exchanges on which they are traded (typically 4:15 p.m. Eastern time). Stock index options will be valued at the last price, but if that price does not fall within the bid and ask price for the stock index option, when the market closes at 4:15 p.m. Eastern time, then the stock index option will be valued at the mean between the bid and asked quotations. These times are referred to as “Valuation Times.” The Fund values its securities and other holdings based on market quotations or, where market quotations are not readily available or are believed not to reflect market value, as reflected by exchanges, at Valuation Times, based on fair value as determined in good faith using consistently

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Notes to Financial Statements (continued)

applied procedures established by the Fund’s Board. The effect of valuing Fund holdings at fair value may be that the price determined might be different than the price determined using market quotations or another methodology and may not reflect the price at which the Fund could sell the asset. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect the investments’ value.

(b) Option Contracts. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

(c) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(d) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund

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Notes to Financial Statements (continued)

records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the investments hedged. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(e) Investment Transactions and Dividend Income. Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Gains or losses on the sale of investments are calculated by using the specific identification method.

(f) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal Income Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

2. Management Agreement, Administration Agreement, and Other Transactions

GE Private Asset Management, Inc. (“Adviser”), acts as the Fund’s investment adviser. The Fund pays the Adviser a management fee calculated at an annual rate of 1.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. During the six months ended March 31, 2006, the Adviser voluntarily waived $20,219 of management fees and reimbursed $124,537 of other operating expenses of the Fund in order to limit the annual operating expenses of the Fund to 1.75%.

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Notes to Financial Statements (continued)

Integrated Fund Services, Inc. (“IFS”) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Fund. For these services, IFS receives an annual fee, paid monthly, from the Fund. Fees earned by IFS for the six months ended March 31, 2006 can be found under the caption “Administration, accounting services, transfer agency and shareholder services fee” on the Statement of Operations.

The Adviser has entered into a sub-advisory agreement with Credit Suisse Asset Management, LLC (“CSAM”). Pursuant to the sub-advisory agreement, CSAM is responsible for the day-to-day portfolio operations and investment decisions of the Fund. The Adviser, not the Fund, pays CSAM a sub-advisory fee of 0.85% of the Fund’s average daily net assets.

Capital Brokerage Corporation acts as the Fund’s distributor.

Under the terms of the Compliance Services Agreement between the Fund and IFS, IFS provides certain compliance services to the Fund, including developing and assisting in implementing a compliance program for IFS on behalf of the Fund and providing administrative support services to the Fund’s Compliance Program and Chief Compliance Officer.

Reprocessing Adjustment

On March 6, 2006, the Fund reprocessed all historical shareholder transactions dating back to June 17, 2005 to reflect the correction of an error related to the recording of an investment transaction. In accordance with the Fund’s policies, all subscriptions, redemptions, and reverse stock split transactions were retroactively reprocessed on a daily basis to determine any effect from the error on the net asset value and from shareholder activity on each day. As a result, investments were increased by $350,846, receivable for fund shares sold increased by $185,244, shares outstanding decreased by 200,405 and NAV increased by $1.33 when the correcting entry was made. This also resulted in a direct reimbursement of $18,844 by the Adviser to shareholders negatively affected as a result of shareholder transactions during the period. The Fund also determined the impact of this error on the historical reported total return for the fiscal year ended September 30, 2005 to be 0.01%.

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Notes to Financial Statements (continued)

3. Investments

During the six months ended March 31, 2006, the Fund did not write any option contracts.

4. Reverse Stock Splits

The Fund’s shares have been adjusted to reflect three reverse stock splits. The effect of the reverse stock splits was to reduce the number of shares outstanding of the Fund while maintaining the Fund’s and each shareholder’s aggregate net asset value. The reverse stock splits were as follows:

Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
10/06/04	1 for 100	$0.03	$ 3.14	352,335,196	3,523,352
06/03/05	1 for 10	$0.01	$ 0.13	96,265,031	9,626,503
09/12/05	1 for 1,000	$0.04	$40.48	395,367,388	395,367

5. Capital Shares

At March 31, 2006, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

	Six Months
	Ended	Year Ended
	March 31,	September 30,
	2006	2005
Beginning Shares	403,207	352,310,299
Shares sold	4,290,782	486,903,504
Net share reduction due to reprocessing adjustment	(200,405)	—
Net share reduction due to 1 for 100 reverse stock split	—	(348,811,844)
Net share reduction due to 1 for 10 reverse stock split	—	(86,638,528)
Net share reduction due to 1 for 1,000 reverse stock split	—	(394,972,021)
Shares reacquired	(373,430)	(8,388,203)
Ending Shares	4,120,154	403,207

16   GE Private Asset Management Funds |  2006 Semi-Annual Report

Notes to Financial Statements (continued)

6. Federal Income Tax Information & Distributions to Shareholders

The Fund made no distributions during the fiscal years ended September 30, 2005 and 2004.

The following information is computed on a tax basis for each item as of September 30, 2005:

Federal tax cost of securities	$16,255,303
Gross unrealized appreciation	—
Gross unrealized depreciation	(708)
Net unrealized depreciation	(708)
Capital loss carryforward	(225,459,271)
Post-October losses	(38,550,024)
Total accumulated deficit	$(264,010,003)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of September 30, 2005, the Fund had the following capital loss carryforwards for federal income tax purposes:

Amount	Expires September 30,
$ 40,176,801	2011
52,475,216	2012
132,807,254	2013

Certain reclassifications, the result of permanent differences between financial statements and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis. The following reclassification of net investment loss has been made for the year ended September 30, 2005:

	Accumulated	Accumulated
	Net Investment	Net Realized
Paid-In Capital	Income	Gain (Loss)
$ (82,165)	$ 82,166	$ (1)

As of March 31, 2006, the Fund’s federal tax cost of securities was $15,650,500 resulting in net unrealized appreciation of $1,760,474 derived from $1,792,000 of gross unrealized appreciation less $31,526 of gross unrealized depreciation.

17   GE Private Asset Management Funds |  2006 Semi-Annual Report

Notes to Financial Statements (continued)

7. Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Approval of Investment Advisory Contract

Each of the Investment Management Agreement and the Investment Sub-Advisory Agreement (collectively, “Agreements”) has an initial term of two years and continues in effect, from year to year thereafter, if such continuance is specifically approved at least annually by the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the independent Trustees of the Fund’s Board with such independent Trustees casting votes in person at a meeting called for such purpose. The Fund’s Board has unanimously approved the Fund’s Investment Management Agreement with GE Private Asset Management, Inc., (“GEPAM” or “Adviser”) and the Investment Sub-Advisory Agreement with Credit Suisse Asset Management, LLC, (“CSAM” or “Sub-Adviser”), each for a two-year term through December 31, 2007. The Agreements were submitted to shareholders for their approval at a January 30, 2006 meeting. The Agreements were approved by shareholders and became effective as of January 30, 2006. The material factors and the conclusions that formed the basis for the Board’s approvals are described below.

Materials Reviewed

During the course of each year, the Independent Trustees receive a wide variety of materials relating to the nature, extent and quality of services provided by GEPAM and CSAM. The current Independent Trustees have served since August 2004 and, before considering approval of the Agreements, requested, through their independent legal counsel, from both GEPAM and CSAM, responses to a number of inquiries regarding, among other things: GEPAM’s and CSAM’s businesses, including compliance matters; personnel and operations; services to the Fund; fees to the Fund and their expenses and profitability; distribution of the Fund; and portfolio transactions and brokerage. Both GEPAM and CSAM replied to these

18   GE Private Asset Management Funds |  2006 Semi-Annual Report

Notes to Financial Statements (continued)

requests as applicable by written responses, by production of documents and by in person presentations at the Board meeting on December 6, 2005, which was called for the purpose of considering the Agreements.

Nature, Extent and Quality of Services Provided

GEPAM’s services to the Fund include an analysis of certain equity holdings, including both equity securities and mutual funds shares, of its clients, and a determination of an equity benchmark. GEPAM then instructs CSAM as to the level and nature of the downside protection that the Fund should deliver against this benchmark. CSAM uses quantitative and qualitative processes to select the Fund’s portfolio holdings. The Board examined the extent of the work and analysis performed by both the Adviser and Sub-Adviser and the success of the Fund in fulfilling its objective, as discussed below. The Board considered GEPAM’s policies, procedures and systems to assure compliance with applicable laws and regulations and its commitment to these programs and compliance personnel; GEPAM’s efforts to keep the Trustees informed; and GEPAM’s attention to matters that may involve conflicts of interest with the Fund.

Investment Results

The objective of the Fund is to provide protection against declines in the value of certain equity assets managed by GEPAM for its private clients. The Fund fulfills this goal by including in its holdings options on stock indices as well as other instruments. Because of this hedging technique, the Fund is designed to increase in value when the equity benchmark declines and to decrease in value when the equity benchmark increases. Because of the Fund’s objective and design, no appropriate peer group has been identified for the Fund. Therefore, the Board reviewed not only the performance results of the Fund, but also looked at the performance of equity and other indices and compared the performance results of the GEPAM advisory services that included Fund shareholders with the performance of GEPAM advisory services that did not include allocations to the Fund. The portfolios of Fund shareholders were found to benefit from their investment in the Fund in that their portfolios decreased less during declines in the broad stock market than did the accounts of GEPAM clients who were not Fund shareholders. For these reasons, the Independent Trustees considered the services provided by GEPAM and CSAM to be acceptable and appropriate.

19  GE Private Asset Management Funds |  2006 Semi-Annual Report

Notes to Financial Statements (continued)

Advisory Fees, Total Expenses, Profitability, and Fall-Out Benefits

The Board reviewed the advisory fees and total expenses of the Fund (as a percentage of average net assets) and compared them with the average fees and expenses of other mutual funds, including those with similar objectives, as identified by management of the Fund. Because of the Fund’s objective and its unique role in the management of equity assets managed by GEPAM for its private clients, however, the Board did not consider such fee and expense information to be strictly comparable. The Board reviewed GEPAM’s Income Statements and Balance Sheets and a profitability analysis. The Board acknowledged that GEPAM had waived its advisory fee and reimbursed expenses to the Fund and, therefore, was not profitable to GEPAM, nor, at this time, did it present any opportunities for economies of scale. The Board noted that GEPAM indirectly benefits from advising the Fund because the Fund is integral to other GEPAM advisory services. The Board reviewed the audited Consolidated Financial Statements of CSAM and requested and received a breakout of CSAM personnel time spent on the Fund. The Board acknowledged that the Sub-Adviser is paid by GEPAM based on a percentage of Fund assets and that the asset value of the Fund is relatively small, resulting in the potential for only minimal profitability for CSAM.

Conclusion

After requesting and reviewing such information as they deemed necessary, and taking into account the role that the Fund plays in the management of equity assets managed by GEPAM for its private clients, the Board, including all of the Independent Trustees, concluded that approval of the Investment Management Agreement and Investment Sub-Advisory Agreement were in the best interests of the Fund and its shareholders, that the advisory fee was reasonable, and that the Fund and its shareholders would receive reasonable value in return for those fees, and unanimously approved the Agreements at their December 6, 2005, meeting. In deciding to approve the Agreements the Board did not, however, identify a single factor as controlling and this summary does not describe all of the matters considered. The Independent Trustees were advised by legal counsel, independent of both GEPAM and CSAM, throughout the process, and the Independent Trustees met in private session with independent counsel, at which no representatives of GEPAM or CSAM were present, to discuss these matters.

20  GE Private Asset Management Funds |  2006 Semi-Annual Report

Notes to Financial Statements (continued)

9. Results of Special Meeting of Shareholders

A Special Meeting of the Shareholders of the Fund, was held on January 30, 2006 for the purpose of voting on the following matters:

Proposal 1:

To approve or disapprove a new investment advisory agreement between the GE Private Asset Management, Inc. and the Fund:

	Percentage	Shares	Percentage		Percentage
Shares	of Shares	Voted	of Shares	Shares	of Shares
Voted For	Voted	Against	Voted	Abstained	Withheld
373,391	92.03%	4,861	1.20%	27,453	6.77%

Proposal 2:

To approve or disapprove a new investment sub-advisory agreement between the GE Private Asset Management, Inc. and Credit Suisse Asset Management, LLC:

	Percentage	Shares	Percentage		Percentage
Shares	of Shares	Voted	of Shares	Shares	of Shares
Voted For	Voted	Against	Voted	Abstained	Withheld
371,460	91.56%	5,457	1.34%	28,787	7.10%

21  GE Private Asset Management Funds |  2006 Semi-Annual Report

GE Private Asset Management Funds

GE Contra Fund The Fund is a separate investment fund of the GE Private Asset Management Funds, a Delaware statutory trust.
This report is submitted for the general information of the shareholders of the GE Private Asset Management Funds — GE Contra Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

DISTRIBUTOR Capital Brokerage Corporation 3001 Summer Street P.O. Box 120041 Stamford, CT 06912

ADVISER GE PRIVATE ASSET MANAGEMENT, INC. 16501 Ventura Blvd., Suite 201 Encino, CA 91436

This document must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest or send money.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A Statement of Additional Information, which includes additional information about the Fund’s Trustees, is available, without charge, upon request to GE Private Asset Management, Inc., at 1-800-238-0810.

The Fund’s portfolio does not hold securities entitled to cast proxy votes; the Fund therefore does not maintain a proxy-voting policy. The Fund has no information to make available on how the Fund voted proxies.
GECONT 5/06

Item 2. Code of Ethics.

Not required in semiannual report filings.

Item 3. Audit Committee Financial Expert.

Not required in semiannual report filings.

Item 4. Principal Accountant Fees and Services.

Not required in semiannual report filings.

Item 5. Audit Committee of Listed Companies.

Not applicable and not required in semiannual report filings.

Item 6. Schedule of Investments.

The schedule is included as part of GE Contra Fund Semiannual Report filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Companies.

Not applicable to open-end investment management companies.

Item 8. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of Ethics. Not Applicable

(a)(2) Certifications required by Item 10(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GE Private Asset Management Funds, Inc.

By (Signature and Title)

/s/ Gurinder Ahluwalia
Gurinder Ahluwalia
President

Date: May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Gurinder Ahluwalia
Gurinder Ahluwalia
Principal Executive Officer

Date: May 30, 2006

By (Signature and Title)

/s/ Ronald A. Link
Ronald A. Link
Chief Financial Officer

Date: May 30, 2006